                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ALTERA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 13, 1998
                                   10:00 A.M.

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Altera Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, May 13, 1998, at 10:00 a.m. local time, at the Company's offices at 101 Innovation Drive, San Jose, California, for the following purposes:

     1. To elect directors to serve until the next annual meeting of stockholders or until their successors are elected.

     2. To approve an amendment to the 1996 Stock Option Plan to increase from 5,300,000 to 6,500,000 the number of shares of Common Stock reserved for issuance thereunder.

     3. To approve an amendment to the 1987 Employee Stock Purchase Plan to increase from 2,800,000 to 3,100,000 the number of shares of Common Stock reserved for issuance thereunder.

     4. To approve the adoption of the 1998 Director Stock Option Plan and the reservation of 170,000 shares of Common Stock for issuance thereunder. (Approval of this plan will make effective the termination of the 1988 Director Stock Option Plan and the cancellation of approximately 170,000 shares reserved thereunder.)

     5. To ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1998.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 19, 1998, are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a proxy card.

                                          For the Board of Directors
                                          ALTERA CORPORATION

                                          C. Wendell Bergere
                                          Secretary
San Jose, California
April 9, 1998
--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT.

         IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE
           REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS
          PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                               ALTERA CORPORATION
                            ------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Altera Corporation, a Delaware corporation ("Altera" or the "Company"), for use at Altera's Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 13, 1998, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

     Altera's principal executive offices are located at 101 Innovation Drive, San Jose, California 95134. The telephone number at that address is (408) 544-7000.

     These proxy solicitation materials were mailed on or about April 9, 1998 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING

     Stockholders of record at the close of business on March 19, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding 88,932,482 shares of Common Stock.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. No stockholder shall be entitled to cumulate votes. An automated system administered by the Company's transfer agent tabulates the votes. Votes against a particular proposal are counted for purposes of determining the presence or absence of a quorum and are also counted as having been "voted" with respect to the proposal for purposes of determining whether the requisite majority of voting shares has been obtained. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Annual Meeting. The required quorum is a majority of the shares issued and outstanding on the Record Date. The Company further believes that neither abstentions nor broker non-votes should be counted as having been voted with respect to the election of directors or the other proposals set forth herein for purposes of determining whether the requisite majority of the shares has been obtained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors and the proposals set forth herein in this manner.

SOLICITATION OF PROXIES

     The cost of this solicitation will be borne by the Company. The Company has retained the services of D.F. King & Co., Inc. to aid in the solicitation of proxies from brokers, bank nominees, and other institutional owners. The Company estimates that it will pay D.F. King & Co., Inc. a fee of $4,500.00 for its services and will reimburse it for certain out-of-pocket expenses. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Proposals of stockholders of the Company intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than December 10, 1998 in order that they may be included in the proxy statement and form of proxy related to that meeting.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

NOMINEES

     The Company's Board of Directors is comprised of seven members, all of whom are to be elected at the Annual Meeting. The Nominating Committee of the Board of Directors has nominated the persons named below for election as directors at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the seven nominees named below. In the event that any of the seven nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

     The names of the nominees and certain information about them are set forth below.

                                                                                              DIRECTOR
        NAME OF NOMINEE          AGE               POSITION(S) WITH THE COMPANY                SINCE
        ---------------          ---               ----------------------------               --------
Rodney Smith...................  57    Chairman of the Board of Directors, President and        1983
                                       Chief Executive Officer
Charles M. Clough..............  69    Director                                                 1997
Michael A. Ellison.............  52    Director                                                 1984
Paul Newhagen..................  48    Director and Former Vice President -- Administration     1987
Robert W. Reed.................  51    Director                                                 1994
William E. Terry...............  64    Director                                                 1994
Deborah D. Triant..............  48    Director                                                 1996

     There is no family relationship between any of the directors or executive officers of the Company.

     RODNEY SMITH has served as Chairman of the Board of Directors, President and Chief Executive Officer since joining the Company in November 1983. Prior to that time, he held various management positions with Fairchild Semiconductor Corporation, a semiconductor manufacturer.

     CHARLES M. CLOUGH has served as a director of the Company since August 1997. In August 1997, Mr. Clough retired from his position as Chairman of the Board of Directors of Wyle Electronics, a distributor of semiconductor products and computer systems. From 1982 to 1997, Mr. Clough held various management positions at Wyle Electronics, including President, Chief Executive Officer and Chairman. Wyle Electronics is one of the Company's authorized distributors in the United States. Prior to joining Wyle Electronics, he had spent 27 years with Texas Instruments holding a number of management and executive positions relating to semiconductor operations, including the head of Bipolar operations, European Semiconductor group and worldwide marketing.

     MICHAEL A. ELLISON has served as a director of the Company since April 1984. Since October 1994, Mr. Ellison has been the Chief Executive Officer of Steller, Inc., a distributor of electronics parts. From January 1982 to December 1992, he was a General Partner of Cable & Howse Ventures, a venture capital investment firm. Following that, he was a private venture capital investor.

     PAUL NEWHAGEN, a co-founder of the Company, has served as a director of the Company since July 1987. In April 1998, Mr. Newhagen retired from his position as Vice President -- Administration of the Company, a position he had held since December 1994. From June 1993 to November 1994, he served as a consultant to the Company. From 1983 to 1993, Mr. Newhagen held various management positions at the Company, including Vice President of Finance and Administration, Chief Financial Officer and Secretary.

     ROBERT W. REED has served as a director of the Company since October 1994. In 1996, Mr. Reed retired from his position as Senior Vice President of Intel Corporation, a semiconductor manufacturer. From 1983 to 1991, Mr. Reed was Intel's Chief Financial Officer.

     WILLIAM E. TERRY has served as a director of the Company since August 1994. Mr. Terry is a former director and Executive Vice President of the Hewlett-Packard Company, a diversified electronics manufacturing company. In 36 years at Hewlett-Packard, he held a number of senior management positions, including general manager of Hewlett-Packard's Data Products and Instrument Groups, and subsequently had overall responsibility for the Measurement Systems Sector. He retired from Hewlett-Packard in November 1993. Mr. Terry also serves as a director of Key Tronic Corporation.

     DEBORAH D. TRIANT, PH.D., has served as a director of the Company since May 1996. Dr. Triant is the President and Chief Executive Officer of CheckPoint Software Technologies, Inc. ("CheckPoint"), an Internet security software company, and a director of CheckPoint's Israeli parent company, CheckPoint Software Technologies, Ltd. Prior to joining CheckPoint, Dr. Triant held various marketing and technical executive positions with Adobe Systems Inc., a computer software company, Sun Microsystems Inc., a computer networking company, and Xerox Corp., a diversified electronics manufacturer.

VOTE REQUIRED

     The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Delaware law.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held six meetings during the fiscal year ended December 31, 1997 ("fiscal 1997"). The Board of Directors has standing audit, compensation and nominating committees.

     The members of the Audit Committee are Michael A. Ellison, Paul Newhagen and Robert W. Reed. The Audit Committee held three meetings during fiscal 1997. The purposes of the Audit Committee are to review with Altera's management and independent accountants such matters as internal accounting controls and procedures, the plan and results of the annual audit, and suggestions of the accountants for improvements in accounting procedures; to nominate independent accountants; and to provide such additional information as the committee may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention.

     The members of the Compensation Committee are William E. Terry and Michael
A. Ellison. The Compensation Committee held three meetings during fiscal 1997. The purposes of the Compensation Committee are to review and approve the compensation to be paid or provided to Altera's executive officers, the aggregate compensation of all employees of Altera and the terms of compensation plans of all types.

     The members of the Nominating Committee are Robert W. Reed, Michael A. Ellison, Paul Newhagen and William E. Terry. The Nominating Committee held one meeting in fiscal 1997. The purpose of the Nominating Committee is to seek qualified candidates for nomination and appointment to the Board of Directors. The Nominating Committee selects such candidates by evaluating potential candidates' decision-making ability, business experience, technological background, personal integrity, reputation, and other factors. In addition, as reflected in the Nominating Committee's charter, the Nominating Committee recognizes the benefits of a Board of Directors that reflects the diversity of the Company's stockholders, employees, and customers, and the community in which it operates. Accordingly, the Nominating Committee actively seeks qualified candidates for nomination and election to the Board of Directors in order to reflect such diversity. The Nominating Committee conducts its evaluation of potential candidates independently and confidentially; therefore, it does not accept stockholder recommendations of candidates. In February 1998, the Nominating Committee nominated the candidates identified in this proxy for election to the Company's Board of Directors.

     During fiscal 1997, no director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served.

CERTAIN BUSINESS RELATIONSHIPS

     In August 1997, Charles M. Clough retired from his position as Chairman of the Board of Directors of Wyle Electronics. Immediately thereafter, the Company named Mr. Clough to its Board of Directors. Mr. Clough is currently a director of the Company and is a nominee for director. See "-- Nominees." Wyle Electronics is one of the Company's authorized distributors in the United States. During fiscal 1997, the Company's sales to end customers in which Wyle Electronics acted as the Company's distributor exceeded 5% of the Company's consolidated gross revenues for its 1997 fiscal year of $631.1 million.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Michael A. Ellison and William E. Terry. Neither Mr. Ellison nor Mr. Terry was at any time during the Company's 1997 fiscal year or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for senior executives including the Company's Chief Executive Officer.

  General Compensation Philosophy

     The primary objectives of the Company's executive compensation policies include:

        - Attracting, motivating, and retaining quality employees,

        - Rewarding executives based upon the Company's financial performance at levels competitive with comparable high-growth companies, and

        - Providing incentives designed to increase shareholder value.

     Because Altera competes against aggressive companies in a dynamic, high-growth industry, the Company believes that finding, motivating, and retaining quality employees, particularly senior managers and technical contributors, is a key factor to the Company's future success. Accordingly, the Committee's compensation philosophy seeks to align management and stockholder interests by tying cash compensation and long-term equity incentive programs to the Company's financial performance, including increased returns to shareholders. The Committee also seeks to maintain executives' aggregate compensation, including salary, bonus, and long-term equity incentives, at a level competitive with comparable high-growth companies.

  Cash Compensation

     Cash compensation for the Company's senior executives consists of a fixed base salary and an annual bonus based on the Company's financial performance. Comparable peer company and other market data are studied in determining total cash compensation. In order to implement its philosophy that executives be rewarded for causing positive financial results, the Committee attempts to place greater emphasis on the variable incentive bonus component of their total compensation than on fixed base salaries. Thus, executive base salaries are targeted to be at or below the median for salaries paid by such peer companies while bonuses are targeted to bring total compensation above the median for such peer companies if the Company meets or exceeds the annual goals established by the Committee.

     In setting annual goals for the executive bonus plan, the Committee considers various factors, including the anticipated introduction of new products, general economic conditions, and the Company's position relative to its competitors. The Committee intends that the goals be aggressive, emphasizing strong revenue growth coupled with improved or consistent net income. In order to achieve the purpose of the plan, the financial goals set by the Committee and the corresponding bonus targets are communicated to participants prior to the beginning of the fiscal year.

  Long-Term Equity Compensation

     Long-term equity incentives pursuant to the Company's stock option and stock purchase plans directly align the economic interests of the Company's management and employees with those of its stockholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of the Company's Common Stock increases above the exercise price, which is set at the fair market value of the Company's Common Stock on the date the option is granted. Granting stock options are also an important element in retaining key employees in a competitive industry. In addition, employees must remain employed with the Company for a fixed period of time in order for the options to vest fully. Options are granted to employees and executives following a yearly review of individual performance and consideration of the individual's long-term value to the Company.

  CEO Compensation

     In setting the CEO's compensation, the Committee considers comparative financial and pay data of selected peer companies in the semiconductor industry which approximate the size of the Company in terms of employees and revenue. The Committee also considers studies from independent consultants of compensation structures. The Committee has raised Mr. Smith's base annual salary for 1998 to $550,000 based upon the increased median base salary level of peer company CEOs and the financial performance of the Company in fiscal 1997, both in absolute terms and relative to the performance of the peer companies.

     The amount of the CEO's 1997 bonus was based on the Company's fiscal 1997 growth of sales revenue and net income over prior year results, subject to a cap at 150% of the CEO's base salary. During 1997, the Company's revenues grew 27% and net income grew 39%, excluding a one-time charge for a change in accounting policy. The revenue growth exceeded the growth rates of all other peer competitors and more than doubled the median competitor growth rate. The net income was a record percentage of revenue at 24%. Based on the Company's results, the Committee awarded the CEO a bonus for fiscal 1997 of $313,250.

     The Company grants stock options to the CEO based primarily on the Committee's evaluation of his ability to influence the Company's long-term growth and profitability. The Committee's determination of the size of the option grant is made in its discretion based principally on the Committee's estimation of the equity incentive value of the CEO's unvested option position. In 1997, the Company granted Mr. Smith an option to purchase 150,000 shares of the Company's Common Stock.

  Other Executive Compensation

     The Committee has adopted compensation policies for its senior executives similar to those established for the CEO. Using salary data supplied by outside consultants and other publicly available data, such as proxy data from peer companies, the CEO recommends to the Committee base salaries for executive officers that are within the range of salaries for persons holding similar positions at peer companies. In setting executive officer salaries, the CEO and the Committee also consider factors such as the Company's performance relative to the peer companies and the individual officer's past performance and future potential. In accordance with the Company's compensation goals, the executive officers' base salaries for fiscal 1997 were generally at or below the median of the range of peer company base salary data obtained by the Committee.

     Cash bonuses for all executive officers for fiscal 1997 were based on the Company's revenues and net income compared to prior year revenues and net income, calculated on the same basis as the CEO's bonus. The executive officers' annual cash bonuses for fiscal 1997 were above the median of the range of annual bonus data for peer companies. As in the case of the CEO, executive officer bonuses for fiscal 1998 will be awarded based on the Company's growth of sales revenue and net income over prior year results.

     As with the CEO, the size of the stock option grant to each executive officer is determined by the Committee's evaluation of that officer's ability to influence the Company's long-term growth and profitability. In addition, the Committee considers the incentive effect of additional option grants given the stock options then held by such executive officers and the amount of those options that are not yet vested.

  Other Compensation Considerations

     The Committee has studied Section 162(m) of the Internal Revenue Code and related regulations of the Internal Revenue Service, which restrict the deductibility of executive compensation paid to any of the Company's five most highly-paid executive officers at the end of any fiscal year to the extent that such compensation exceeds $1 million in any year and does not qualify for an exemption under the statute or related regulations. The Company has qualified its 1987 Stock Option Plan and its 1996 Stock Option Plan as performance-based plans and therefore compensation realized in connection with exercises of options granted under the Plan is exempt under the statute. The Committee does not believe that the other components of the Company's compensation will be likely in the aggregate to materially exceed $1 million for any executive officer in 1998 and therefore has concluded that no further action with respect to qualifying such compensation for deductibility is necessary at this time. The Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future.

          William E. Terry, Chairman                     Michael A. Ellison, Member
            Compensation Committee                         Compensation Committee

DIRECTOR COMPENSATION

     Currently, the Company's non-employee directors (the "Outside Directors") receive $2,000 for each meeting of the Board of Directors or a committee of the Board of Directors (unless held in conjunction with a meeting of the Board as a whole) attended in person, and $1,000 for each meeting attended by telephone. The Company reimburses each non-employee member of the Board of Directors and its committees for expenses incurred by such member in connection with the attendance of such meetings. The Company's Outside Directors are also paid an annual retainer in the amount of $12,000, paid in advance on the date of the annual meeting of stockholders in each year but prorated for any partial year.

     Each Outside Director is eligible to include the annual retainer and meeting fees, but not expense reimbursements, in the Company's Deferred Compensation Plan. The Company incurs incidental expenses for administration of the Deferred Compensation Plan, and the Company's tax benefit for payments to such directors is delayed until funds (including earnings on the amounts invested pursuant to such Plan) are eventually distributed from such Plan. The Company does not pay any additional compensation to its non-employee directors as a result of the Deferred Compensation Plan.

     The Outside Directors also receive options under the Company's 1988 Director Stock Option Plan (the "1988 Director Plan"). The 1988 Director Plan provides for the grant of nonstatutory stock options to each of the Company's Outside Directors ("Director Options"). Such grants occur automatically upon commencement of service as an Outside Director (the "First Option Grant") and upon reelection as an Outside Director (the "Subsequent Option Grant"), and are made from a reserve of 940,000 shares of the Company's Common Stock. In 1997, the First Option Grants to Outside Directors were 20,000 shares of Common Stock and Subsequent Option Grants were 5,000 shares. The exercise price for both First Option Grants and Subsequent Option Grants is equal to the closing price of the Company's Common Stock on the date of the grant. Both First Option Grants and Subsequent Option Grants vest over a period of years according to the 1988 Director Plan. In no event shall an Outside Director be granted Director Options to purchase more than 200,000 shares in the aggregate.

     Pursuant to its terms, the 1988 Director Plan will terminate in 1998, along with any remaining shares reserved for issuance thereunder. Accordingly, the Company intends to adopt the 1998 Director Stock Option Plan as a replacement for the 1988 Director Plan. The terms of the 1998 Director Stock Option Plan are substantially similar to those of the 1988 Director Plan. See "Proposal
Four -- Approval of the 1998 Director Stock Option Plan."

     Each Outside Director is also eligible to receive medical, dental and vision insurance benefits at the same level available to the Company's employees in general.

     The Company's directors who are also officers of the Company do not receive any additional compensation for their services as members of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the shares of Common Stock beneficially owned by (i) persons known by the Company to beneficially own greater than 5% of the Company's outstanding stock, (ii) each director of the Company, (iii) the Chief Executive Officer and the four other most highly paid officers of the Company and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of the Record Date. All percentage figures in the following table are calculated based on the number of shares of Common Stock outstanding as of the Record Date.

                                                              SHARES OF COMMON STOCK
                                                              -----------------------
          NAME AND ADDRESS OF BENEFICIAL OWNER(1)              NUMBER      PERCENT(2)
          ---------------------------------------             ---------    ----------
FIVE-PERCENT STOCKHOLDERS:
FMR Corp.(3)................................................  9,741,770       11.0%
Entities affiliated with The Equitable Companies
  Incorporated(4)...........................................  9,573,567       10.8%
DIRECTORS AND EXECUTIVE OFFICERS:
Rodney Smith(5).............................................  1,904,000        2.1%
Paul Newhagen(6)............................................    990,794        1.1%
Charles M. Clough...........................................      1,510          *
Michael A. Ellison(7).......................................    118,229          *
Robert W. Reed(8)...........................................     41,667          *
William E. Terry(9).........................................     77,333          *
Deborah Triant(10)..........................................     40,000          *
Denis Berlan(11)............................................    221,550          *
Nathan Sarkisian(12)........................................     74,925          *
Erik Cleage(13).............................................     89,379          *
All directors and executive officers as a group (13
  persons)(14)..............................................  3,815,100        4.2%

---------------
  * Less than 1%.

 (1) The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated in a corresponding footnote, the business address of each of the beneficial owners listed in this table is 101 Innovation Drive, San Jose, California 95134.

 (2) Applicable percentage of ownership is based on 88,932,482 shares of Common Stock outstanding as of the Record Date together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (3) Based on a filing with the Securities and Exchange Commission dated January 10, 1998, indicating beneficial ownership as of December 31, 1997. This joint filing was made with respect to 9,741,770 shares of the Company's Common Stock by the following reporting persons: (i) FMR Corp., (ii) Edward
     C. Johnson 3d, Chairman and owner of 12.0% of FMR Corp. and (iii) Abigail Johnson, a director and owner of 24.5% of FMR Corp. Though their ownership of voting common stock and the execution of a shareholders' voting agreement, Mr. Johnson and Ms. Johnson may be deemed to form a controlling group with respect to FMR Corp. According to such filing, FMR Corp. has sole voting power with respect to 604,100 such shares and sole dispositive power with respect to all 9,741,770 such shares. The business address for each such reporting person is 82 Devonshire Street, Boston, Massachusetts 02109.

 (4) Based on a filing with the Securities and Exchange Commission dated February 10, 1998, indicating beneficial ownership as of January 31, 1998. This joint filing was made with respect to 9,573,567 shares of the Company's Common Stock by the following reporting persons: (i) a group (collectively referred to as "Mutuelles AXA") consisting of Alpha Assurances Vie Mutuelle (business address: 100-101 Terrasse Boieldieu, 92042 Paris La Defense, France), AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle (business address: 21, rue de Chateaudun, 75009 Paris, France) and AXA Courtage Assurance Mutuelle (business address: 26, rue Louis le Grand, 75002 Paris, France); (ii) AXA-UAP (business address:
     23, avenue Matignon, 75008 Paris, France); and (iii) The Equitable Companies Incorporated (business address: 1290 Avenue of the Americas, New York, New York 10104), which beneficially owns such shares through certain of its subsidiaries. Each of the reporting persons indicates in such filing sole voting power with respect to 3,571,818 such shares, shared voting power with respect to 5,251,296 such shares and sole dispositive power with respect to all 9,573,567 such shares. Each of the Mutuelles AXA and AXA-UAP disclaim beneficial ownership of all such shares.

 (5) Includes 430,000 shares which Mr. Smith has the right to acquire within 60 days of the Record Date through exercise of options.

 (6) Includes 85,000 shares which Mr. Newhagen has the right to acquire within 60 days of the Record Date through exercise of options.

 (7) Includes 56,333 shares which Mr. Ellison has the right to acquire within 60 days of the Record Date through exercise of options.

 (8) Includes 41,667 shares which Mr. Reed has the right to acquire within 60 days of the Record Date through exercise of options.

 (9) Includes 73,333 shares which Mr. Terry has the right to acquire within 60 days of the Record Date through exercise of options.

(10) Includes 40,000 shares which Dr. Triant has the right to acquire within 60 days of the Record Date through exercise of options.

(11) Includes 184,000 shares which Mr. Berlan has the right to acquire within 60 days of the Record Date through exercise of option.

(12) Includes 73,500 shares which Mr. Sarkisian has the right to acquire within 60 days of the Record Date through exercise of options.

(13) Includes 33,334 shares which Mr. Cleage has the right to acquire within 60 days of the Record Date through exercise of options.

(14) Includes 1,269,834 shares in the aggregate which executive officers and directors have the right to acquire within 60 days of the Record Date through exercise of options.

EXECUTIVE COMPENSATION

  Summary of Officer Compensation

     The following table summarizes the total compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company in fiscal 1997 as well as the total compensation earned by each such individual for the Company's two previous fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                                          ------------
                                                  ANNUAL COMPENSATION      SECURITIES     ALL OTHER
                                                 ---------------------     UNDERLYING    COMPENSATION
      NAME AND PRINCIPAL POSITION        YEAR    SALARY($)    BONUS($)     OPTIONS(#)        ($)
      ---------------------------        ----    ---------    --------    ------------   ------------
Rodney Smith...........................  1997     496,172     313,250       150,000         17,840(1)
  President and Chief Executive Officer  1996     390,778     195,680       200,000         16,246(1)
                                         1995     325,000     492,814        80,000         16,618(1)
Denis M. Berlan........................  1997     258,010     162,890       100,000          8,505(2)
  Chief Operating Officer                1996     195,389      97,840       150,000          7,985(2)
                                         1995     195,000     295,689        26,500          6,849(2)
Paul Newhagen..........................  1997     225,008     140,963        20,000          6,700(3)
  Former Vice President                  1996     190,004      92,948        40,000          6,199(3)
  -- Administration                      1995     170,961     265,361        30,000          4,869(3)
Nathan Sarkisian.......................  1997     223,278     140,963        50,000          5,269(4)
  Vice President -- Finance and          1996     172,984      85,610       100,000          3,825(4)
  Chief Financial Officer                1995     123,424     227,453       115,800          4,044(4)
Erik Cleage............................  1997     240,009     112,770        40,000          6,045(5)
  Vice President -- Marketing            1996     200,004      97,840       100,000          5,223(5)
                                         1995     166,269     250,198        40,000          4,407(5)

---------------
(1) Represents $16,340, $14,746 and $15,118 of disability insurance premiums, life insurance premiums and medical examination costs paid by the Company in fiscal 1997, fiscal 1996 and fiscal 1995, respectively, and a $1,500 contribution by the Company under its 401(k) plan in each such year.

(2) Represents $7,005, $6,485 and $5,349 of disability insurance premiums, life insurance premiums and medical examination costs paid by the Company in fiscal 1997, fiscal 1996 and fiscal 1995, respectively, and a $1,500 contribution by the Company under its 401(k) plan in each such year.

(3) Represents $5,200, $4,699 and $3,369 of disability insurance premiums, life insurance premiums and medical examination costs paid by the Company in fiscal 1997, fiscal 1996 and fiscal 1995, respectively, and a $1,500 contribution paid by the Company under its 401(k) plan in each such year.

(4) Represents $3,134, $2,325 and $2,544 of disability insurance premiums and life insurance premiums paid by the Company in fiscal 1997, fiscal 1996 and fiscal 1995, respectively, and a $1,500 contribution by the Company under its 401(k) plan in each such year.

(5) Represents $4,545, $3,723 and $2,907 of disability insurance premiums, life insurance premiums and medical examination costs paid by the Company in fiscal 1997, fiscal 1996 and fiscal 1995, respectively, and a $1,500 contribution paid by the Company under its 401(k) plan in each such year.

  Options Granted During Fiscal 1997

     The following table summarizes the grants of options to purchase the Company's Common Stock made to the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE VALUE AT
                       ----------------------------------------------------------------      ASSUMED ANNUAL RATES OF
                           NUMBER OF        % OF TOTAL OPTIONS                             STOCK PRICE APPRECIATION FOR
                           SECURITIES           GRANTED TO       EXERCISE                         OPTION TERM(2)
                       UNDERLYING OPTIONS       EMPLOYEES          PRICE     EXPIRATION   ------------------------------
        NAME             GRANTED(#)(1)        IN FISCAL YEAR     ($/SHARE)      DATE         5%($)             10%($)
        ----           ------------------   ------------------   ---------   ----------   ------------      ------------
Rodney Smith.........       150,000(3)             7.6%            30.56      12/12/07     2,883,089         7,306,313
Denis M. Berlan......       100,000(4)             5.1%            30.56      12/12/07     1,922,059         4,870,875
Paul Newhagen........        20,000(5)             1.0%            30.56      12/12/07       384,412           974,175
Nathan Sarkisian.....        50,000(6)             2.5%            30.56      12/12/07       961,030         2,435,438
Erik Cleage..........        40,000(7)             2.0%            30.56      12/12/07       768,824         1,948,350

---------------
(1) The options shown in the table are nonstatutory stock options that were granted at fair market value under the Company's 1996 Stock Option Plan, as amended (the "1996 Plan").

(2) The 5% and 10% assumed compound rates of annual stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

(3) 6,250 shares vest monthly from January 1, 2001 through December 31, 2002.

(4) 4,166 shares vest monthly from January 1, 2001 through December 31, 2002.

(5) 1,666 shares vest monthly from January 1, 2001 through December 31, 2001.

(6) 2,083 shares vest monthly from January 1, 2001 through December 31, 2002.

(7) 3,333 shares vest monthly from January 1, 2001 through December 31, 2001.

  Option Exercises and Fiscal 1997 Year-End Values

     The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock and the fiscal year-end value of unexercised options held by each of the persons named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-
                                                         OPTIONS AT FISCAL YEAR-         THE-MONEY OPTIONS AT
                            SHARES                               END(#)                  FISCAL YEAR-END($)(1)
                          ACQUIRED ON      VALUE       ---------------------------    ---------------------------
          NAME            EXERCISE(#)   REALIZED($)    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
          ----            -----------   -----------    -----------   -------------    -----------   -------------
Rodney Smith............        --              --       395,000        555,000       5,964,973     10,321,872
Denis M. Berlan.........    10,000         407,000       160,666        383,834       3,356,214      4,597,463
Paul Newhagen...........        --              --        77,333        130,999       1,253,165      2,244,323
Nathan Sarkisian........     6,500         308,047        61,750        248,550         875,021        494,532
Erik Cleage.............    60,000       2,525,998        39,844        244,000       2,540,488        807,545

---------------
(1) Amounts reflecting gains on outstanding stock options are based on the closing price of the Company's Common Stock on December 31, 1997 of $33.125.

  Termination of Employment Arrangement

     Effective April 1, 1998, Mr. Newhagen resigned from his position as Vice President -- Administration of the Company. Although the Company currently has no compensatory plan or arrangement with Mr. Newhagen, the Company anticipates that it may from time to time enter into consulting arrangements with Mr. Newhagen as needed. Mr. Newhagen intends to continue his services as a director of the Company, subject to re-election at this Annual Meeting. As a non-employee director, Mr. Newhagen will be eligible to receive outside director compensation and stock option grants under the 1998 Director Stock Option Plan, if such plan is approved at this Annual Meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors, and 10% stockholders were complied with. In making these statements, the Company has relied upon the written representations of its officers and directors.

COMPANY PERFORMANCE

     The following graph shows a comparison, since January 1, 1993, of cumulative total return for the Company, the Standard & Poor's 500 Index and the Standard & Poor's Semiconductor Index.

                                                                                    S&P
        Measurement Period                                                     Semiconductor
      (Fiscal Year Covered)         Altera Corporation     S&P 500 Index           Index
1/1/93                                       100                 100                 100
1/1/94                                    254.36              107.06              152.68
1/1/95                                    325.24              105.41              177.82
1/1/96                                     772.8              141.36              240.08
1/1/97                                   1129.11              170.01                 431
12/31/97                                 1029.11              222.72              462.68

Assumes $100 invested on December 31, 1992 in Altera Common Stock, Standard & Poor's 500 Index and Standard & Poor's Semiconductor Index. Total return is based on historical results and is not intended to indicate future performance.
---------------
* Total return assumes reinvestment of dividends for the Standard & Poor's 500 Index and Standard & Poor's Semiconductor Index. The Company has never paid dividends on its common stock and has no present plans to do so.

        PROPOSAL TWO -- APPROVAL OF AMENDMENT TO 1996 STOCK OPTION PLAN

     The 1996 Stock Option Plan (the "1996 Plan") was adopted by the Board of Directors in March 1996 and approved by the stockholders in May 1996. The 1996 Plan as adopted had 2,000,000 shares of Common Stock reserved for issuance thereunder, which upon effectiveness of the Company's two-for-one stock split in December 1996, increased the number of shares reserved thereunder to 4,000,000. In 1997, the stockholders approved an amendment to the 1996 Plan to increase the number of shares reserved for issuance thereunder by 1,300,000 at that year's annual meeting.

     As of the Record Date, options to purchase an aggregate of 4,470,408 shares were outstanding and 794,345 shares (exclusive of the 1,200,000 shares subject to stockholder approval at this Annual Meeting) were available for future grant. In addition, 35,247 shares had been issued pursuant to the exercise of stock options granted under the 1996 Plan. The 1996 Plan authorizes the Board of Directors to grant stock options to eligible employees and consultants of the Company. The 1996 Plan is structured to allow the Board of

Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Board of Directors believes that the remaining shares available for grant under the 1996 Plan are insufficient to accomplish these purposes.

     In February 1998, the Board of Directors approved an amendment to the 1996 Plan, subject to stockholder approval, to increase the number of shares reserved for issuance thereunder by 1,200,000, thereby increasing the total number of shares issuable under the 1996 Plan from 5,300,000 to 6,500,000.

     In December 1997, the Company reactivated its program to repurchase up to 2,000,000 shares of its Common Stock. Under the program, which was previously authorized by the Board of Directors, the shares may be purchased in the open market from time to time at the discretion of the Company's management. Since the program's reactivation, the Company has repurchased 540,000 shares in the aggregate, which in turn has resulted in a corresponding reduction in the Company's total number of shares outstanding.

STOCKHOLDER PROPOSAL

     At the Annual Meeting, the stockholders are being requested to approve the proposed amendment to the 1996 Plan to increase from 5,300,000 to 6,500,000 the number of shares reserved for issuance thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve the amendment to the 1996 Plan. IN ORDER TO PROVIDE INCENTIVES TO ELIGIBLE EMPLOYEES AND TO ALIGN THEIR INTERESTS DIRECTLY WITH THOSE OF THE STOCKHOLDERS, THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" SUCH AMENDMENT.

     The essential features of the 1996 Plan are outlined below.

GENERAL

     The 1996 Plan provides for the grant to employees and consultants of the Company or any parent or subsidiary thereof of stock options ("Options"), which may be incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options ("Nonstatutory Options"), at the discretion of the Board of Directors of the Company and as reflected in the terms of the written Option agreement. The Company does not currently have plans to grant Incentive Stock Options under the 1996 Plan.

     The 1996 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of ERISA.

PURPOSES

     The purposes of the 1996 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company, to promote the success of the Company's business, and to clearly align the interests of eligible employees directly with those of the stockholders.

ADMINISTRATION

     The 1996 Plan may be administered by the Board of Directors of the Company or by a committee designated by the Board, which committee can have non-director employee members. Once appointed, the committee members shall continue to serve until otherwise directed by the Board. The administration, interpretation, or application of the 1996 Plan by the Board of Directors or its committee shall be final, conclusive, and binding upon all participants. The Board of Directors will administer the 1996 Plan, subject to the authority delegated to the Stock Option Plan Committee to grant Options to employees other than officers and directors, and to the authority delegated to its Compensation Committee to administer the 1996 Plan in connection with grants and other matters regarding officers, directors, and 10% stockholders of the Company, as each such term is defined under Section 16 of the Exchange Act. Currently, the Stock Option Plan Committee consists of Rodney Smith and the Compensation Committee consists of William E. Terry and Michael A. Ellison. Members of the Board and the committees will receive no additional compensation for their services in connection with the administration of the 1996 Plan. Copies of the 1996 Plan are available upon request at the Company's principal executive offices.

ELIGIBILITY

     The 1996 Plan provides for the grant of Options to employees (including employees who are both officers and directors of the Company) and consultants of the Company or any parent or subsidiary of the Company whom the Board of Directors or the committees determine are eligible to be granted Options under the 1996 Plan ("Optionees"). Incentive Stock Options may only be granted to employees. The Board of Directors or the committees determine the number of shares to be subject to each Option. As of the Record Date, approximately 950 employees (including officers) were eligible to participate in the 1996 Plan.

     The 1996 Plan imposes a limitation on grants to any Optionee in any fiscal year so that the aggregate grants in any one year to any Optionee may not exceed 500,000 shares per fiscal year; provided, however, that new hires may receive additional Option grants for no more than 500,000 shares in the year they are hired. In addition, there is a limit of $100,000 on the aggregate fair market value of shares subject to all Incentive Stock Options which are exercisable for the first time in any calendar year by an employee.

TERMS OF OPTIONS

     Each Option granted pursuant to the 1996 Plan is evidenced by a written stock option agreement between the Company and the Optionee and is subject to the following terms and conditions:

     (a) Exercise of the Option. The Board of Directors or the committees determine on the date of grant when Options may be exercisable under the 1996 Plan.

     Effective October 1, 1997, the form of Option agreement used under the 1996 Plan for all new employees provides that an Option will be exercisable cumulatively as to 25% of the Option shares at the end of the first year and then monthly in equal amounts until 100% of the Option shares have vested at the end of four years, so long as employment continues. Additional Options granted to existing employees will typically vest monthly over a one-year period ending four years from the date of grant.

     An Option is exercised by delivering to the Company a written notice of exercise that specifies the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price to the Company. An Option may not be exercised for a fraction of a share.

     Payment for shares issued upon exercise of an Option may consist of cash, check, promissory note, an exchange of shares of the Company's Common Stock, any combination of such methods of payment or such other consideration as determined by the Board of Directors or the committees and as permitted under the Delaware General Corporation Law.

     (b) Exercise Price. The exercise price of Options granted under the 1996 Plan is determined by the Board of Directors or the committees but may not be less than 100% of the fair market value of the Common Stock on the date the Option is granted. The 1996 Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share shall be the closing price on the Nasdaq National Market, on the date of grant of the Option, as reported in The Wall Street Journal.

     (c) Termination of Employment. If the Optionee's employment with the Company is terminated for any reason (other than death, total and permanent disability, or in certain cases, retirement), a vested Option may be exercised within 30 days (or such other period of time (not exceeding three months in the case of Incentive Stock Options) as is determined by the Board or the committee administering the 1996 Plan at the time of grant of such Option), after such termination (but in no event later than the date of expiration of the term of such Option) as to all or part of the shares as to which the Optionee was entitled to exercise at the date of such termination. An Optionee may be exempt from this rule if the Optionee is on an approved leave of absence, or if transferred to a subsidiary or parent of the Company.

     (d) Retirement. If an Optionee satisfies certain requirements relating to his or her age and tenure with the Company, the Board or the committee administering the 1996 Plan may grant the Optionee Options that continue to vest following his or her retirement from the Company. The Board or the committee may determine the extended period of exercisability and vesting, but such period may not extend beyond the date the Option would otherwise terminate in accordance with its terms pursuant to the Option Agreement between the Company and the Optionee.

     An Optionee is eligible for extended exercisability of Options upon retirement under the 1996 Plan only if he or she: (i) is at least 50 years old at the time of retirement and has completed at least ten years of service as an employee of or consultant to the Company after reaching age 40, or (ii) has terminated his or her employment or consultancy with the Company as a result of disability (regardless of Optionee's age), has completed ten years of service as an employee or consultant of the Company, and is eligible for Social Security benefits. In addition, to be eligible for extended exercisability of Options upon retirement under the 1996 Plan, an Optionee must not have committed certain acts of misconduct, including conduct related to employment for which either criminal or civil penalties may be sought, willful violation of the Company's written policies, engaging in any activity which is in competition with the Company or any parent or subsidiary of the Company, or unauthorized disclosure of confidential information or trade secrets of the Company or any parent or subsidiary of the Company (collectively "Acts of Misconduct"). Any Options for which the exercisability and/or vesting has been extended by the Board or the committee will terminate immediately if the Optionee commits any Act of Misconduct subsequent to his or her retirement.

     (e) Death or Disability. If an Optionee is unable to continue his or her employment with the Company as a result of death, his or her Options may be exercised at any time within six months from the date of death (but in no event later than the date of expiration of the term of such Option) to the extent such Options would have been exercisable on the date six months after the date of the Optionee's death. If an Optionee should die after a termination of employment, but before his or her Options have expired or been exercised, such Options may be exercised at any time within six months after death (but in no event later than the date of expiration of the term of such Option) but only to the extent the Options were exercisable on the date of termination. The Board or its Committee may in its discretion extend the exercisability (but not the vesting) of such Options for up to twelve months from the date of death.

     If an Optionee is unable to continue his or her employment with the Company as a result of total and permanent disability, and except as otherwise provided above under "Retirement," his or her Options may be exercised at any time within three months after termination (or such other period not exceeding twelve months as determined by the Board or committee but in no event later than the date of expiration of the term of such Option) to the extent the Option was exercisable on the date of termination.

     (f) Term and Termination of Options. Options granted under the 1996 Plan expire ten years from the date of grant, unless a shorter period is provided in the Option agreement. The current form of Option agreement provides for a ten-year term. No Option may be exercised by any person after the expiration of its term.

     (g) Nontransferability of Options. An Option is not transferable by the Optionee, other than by will or the laws of descent and distribution. In the event of the Optionee's death, Options may be exercised by a person who acquires the right to exercise the Option by bequest or inheritance.

     (h) Other Provisions. The Option agreement may contain such other terms, provisions, and conditions not inconsistent with the 1996 Plan as may be determined by the Board of Directors or the committees.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

     In the event any change, such as a stock split or payment of a stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of additional consideration by the Company, an appropriate adjustment shall be made by the Board of Directors in the Option exercise price and in the number of shares subject to each Option.

     In the event of a proposed dissolution or liquidation of the Company, the Company is required to notify each Optionee as soon as practicable prior to the effective date of the proposed transaction. The Board may, in its discretion, provide for an Optionee to have the right to exercise his or her Options prior to the transaction and may, in addition, accelerate the exercisability of Options so as to permit Optionees to exercise their Options to purchase shares of Common Stock for which the Options would not otherwise be exercisable. To the extent an Option has not been previously exercised, it will terminate immediately prior to the proposed liquidation or dissolution.

     In the event of a proposed sale of the assets of the Company or the merger of the Company with or into another corporation, all Options will be assumed or an equivalent option will be substituted by the successor corporation. If the successor corporation refuses to fully assume all Options, the Optionees shall have the right to exercise Options prior to such transaction for all shares of Common Stock subject to such Options, including shares for which such Options would not otherwise be exercisable. Options will be considered assumed if, following the merger or sale of assets, the option or right granted to the Optionee by the purchaser or acquiror confers the right to receive for each share of Common Stock subject to such Options the consideration received in the merger or sale of assets in exchange for outstanding shares of the Common Stock on the date of the transaction; provided, however, that if the consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company's Common Stock in the merger or sale of assets.

AMENDMENT AND TERMINATION

     The Board may amend, alter, suspend, or terminate the 1996 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1996 Plan to the extent necessary to comply with Rule 16b-3, Section 162(m), and Section 422 of the Code, or any similar rule or statute. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1996 Plan without the written consent of the optionee. Unless terminated earlier, the 1996 Plan shall terminate ten years from the date of its approval by the stockholders of the Company.

TAX INFORMATION

  Incentive Stock Options

     The Code provides to Optionees favorable federal income tax treatment of Options which qualify as Incentive Stock Options. If an Option granted under the 1996 Plan is treated as an Incentive Stock Option, the Optionee will recognize no income upon grant of the Option, and will recognize no income upon exercise of the Option unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal tax purposes in connection with the exercise of an Incentive Stock Option.

     Upon the sale of the shares issued upon exercise of an Incentive Stock Option at least two years after the grant of the Option and one year after exercise of the Option (the "statutory holding periods"), any gain will be taxed to the Optionee as long-term capital gain. If the statutory holding periods are not satisfied (i.e., the Optionee makes a "disqualifying disposition"), the Optionee will recognize compensation income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the Option exercise, or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any gain or loss recognized on a disqualifying disposition of the shares in excess of the amount treated as compensation income will be characterized as capital gain or loss.

     Different rules may apply if shares are purchased by an Optionee who is subject to Section 16(b) of the Exchange Act, and the Optionee subsequently disposes of such shares prior to the expiration of the statutory holding periods.

  Nonstatutory Options

     Nonstatutory Options granted under the 1996 Plan will not qualify for any special tax benefits to the Optionee.

     An Optionee will not recognize any taxable income at the time he or she is granted a Nonstatutory Option. Upon exercise of the Option, the Optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price.

     Upon a resale of the shares issued upon exercise of a Nonstatutory Option, any difference between the sales price and the fair market value of the shares on the date of exercise of the Nonstatutory Option (or the fair market value of the shares on the date they become vested, if a Section 83(b) election has not been timely filed) will be treated as capital gain or loss.

     The Company will be entitled to a corresponding tax deduction in the amount and at the time that the Optionee recognizes ordinary income with respect to shares acquired upon exercise of a Nonstatutory Option. During 1997, the Company received a tax benefit (resulting from tax deductions) of approximately $47.0 million and $962,000 with respect to options exercised by employees under the 1987 Plan and the 1996 Plan, respectively. These amounts are in addition to approximately $7.3 million and $731,000 received by the Company as payment of the exercise price of such options under each plan, respectively.

  Tax Summary

     The foregoing summary of the effect of federal income taxation upon the Optionee and the Company with respect to the grant of Options and purchase of shares under the 1996 Plan does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax implications of an Optionee's death or the provisions of the income tax laws of any municipality, state, or foreign country in which the Optionee may reside.

PARTICIPATION IN THE 1996 PLAN

     The grant of stock options under the 1996 Plan to executive officers, including the executive officers named in the Summary Compensation Table herein (the "Named Officers"), is subject to the discretion of the Board of Directors. Since the 1996 Plan's inception, Messrs. Smith, Berlan, Newhagen, Sarkisian and Cleage were granted options to purchase 350,000, 250,000, 60,000, 150,000 and 140,000 shares, respectively. See "Proposal One -- Election of Directors
 -- Executive Compensation -- Options Granted During Fiscal 1997" for information with respect to the grant of options to the Named Officers during fiscal 1997. Since the 1996 Plan's inception, all current executive officers as a group (including the Named Officers) and all other employees as a group were granted options to purchase 1,074,000 and 3,636,570 shares, respectively. During fiscal 1997, all current executive officers as a group (including the Named Officers) and all other employees as a group were granted options to purchase 398,000 and 1,577,570 shares, respectively, pursuant to the 1996 Plan. As of the date hereof, there has been no determination as to future awards under the 1996 Plan. Accordingly, future benefits or amounts received are not determinable.

                   PROPOSAL THREE -- APPROVAL OF AMENDMENT TO
                       1987 EMPLOYEE STOCK PURCHASE PLAN

     The 1987 Employee Stock Purchase Plan (the "1987 Purchase Plan") was adopted by the Board of Directors in August 1987 and approved by the stockholders in September 1987. Since the Plan's adoption, the Board of Directors has authorized amendments to the 1987 Purchase Plan to increase the shares reserved for issuance thereunder from 200,000 to 700,000 which increases were approved by the stockholders. As a result of the Company's two-for-one stock splits in each of May 1995 and December 1996, the number of shares reserved for issuance thereunder increased to 2,800,000. In January 1998, the Board of Directors approved an amendment to the 1987 Purchase Plan, subject to stockholder approval, to increase the number of shares reserved for issuance thereunder by 300,000, thereby increasing the total number of shares issuable thereunder from 2,800,000 to 3,100,000.

STOCKHOLDER PROPOSAL

     At the Annual Meeting, the stockholders are being requested to approve the proposed amendment of the 1987 Purchase Plan to increase from 2,800,000 to 3,100,000 the number of shares reserved for issuance thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve the amendment to the 1987 Purchase Plan. THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" SUCH AMENDMENT.

     The essential features of the 1987 Purchase Plan are outlined below.

GENERAL

     The 1987 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify as an "Employee Stock Purchase Plan" under the provisions of Sections 421 and 423 of the Code. The provisions of the 1987 Purchase Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of those sections of the Code.

     The 1987 Purchase Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of ERISA.

PURPOSE

     The purpose of the 1987 Purchase Plan is to provide employees of the Company (and any of its subsidiaries which is designated by the Board of Directors) with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

ADMINISTRATION

     The 1987 Purchase Plan may be administered by the Board of the Company or a committee of members of the Board appointed by the Board. Once appointed, the members of the committee shall continue to serve until otherwise directed by the Board. The administration, interpretation or application of the 1987 Purchase Plan by the Board of Directors or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the 1987 Purchase Plan, provided that such members may not vote on any matter affecting the administration of the 1987 Purchase Plan or the grant of any Option pursuant to the 1987 Purchase Plan, and, if a committee is established to administer the 1987 Purchase Plan, no member of the Board who is eligible to participate in the 1987 Purchase Plan may be a member of the committee. No charges for administrative or other costs may be made against the payroll deductions of a participant in the 1987 Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the 1987 Purchase Plan.

ELIGIBILITY

     Any person, including an officer, who is customarily employed for at least 20 hours per week and more than five months in a calendar year by the Company (or any of its subsidiaries which is designated from time to time by the Board) as of the first day of a given offering period shall be eligible to participate in the 1987 Purchase Plan. Notwithstanding the foregoing, no participant shall be granted an Option under the 1987 Purchase Plan which would permit the participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. Furthermore, if the number of shares which would otherwise be subject to Options under the 1987 Purchase Plan at the beginning of an offering period exceeds the number of shares then available for grant, a pro rata allocation of the available shares shall be made in as uniform a manner as is practicable and as the Company shall determine to be equitable. As of the Record Date, 1,074 employees were eligible to participate in the 1987 Purchase Plan.

OFFERING PERIODS

     Typically, the 1987 Purchase Plan is implemented by one offering during each six-month period of the plan. Prior to 1998, the offering periods commenced on or about February 16 and August 16 of each year. In January 1998, the Board of Directors approved a change to the commencement dates of the offering periods from February 16 and August 16 to April 16 and October 16, respectively. In order to transition to the new periods, there will be two offering periods of 4-months duration in 1998. Beginning October 16, 1998, the standard 6-month offering periods will resume. In the future, the Board of Directors may alter the duration of the offering periods with respect to future offerings without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be affected.

ENROLLMENT IN THE PLAN

     Eligible employees become participants in the 1987 Purchase Plan by filing with the Company's payroll office a completed subscription agreement authorizing payroll deductions prior to the applicable offering date, unless a later time for filing the subscription agreement has been set by the Board for all eligible employees with respect to a given offering. A person who becomes employed after the commencement of an offering may not participate in the 1987 Purchase Plan until the commencement of the next offering.

PURCHASE PRICE

     The purchase price per share at which shares are sold under the 1987 Purchase Plan is the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the first day of the offering period; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the last day of the offering period. The 1987 Purchase Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value of a share of the Common Stock on a given date shall be the closing price on the Nasdaq National Market, on such date, as reported in The Wall Street Journal.

PAYMENT OF THE PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation received on each payday. The aggregate of such payroll deductions during the offering period cannot exceed 10% of his or her aggregate compensation during such offering period. Partial share dollar amounts carried over into the following offering period will reduce the withholding if it would exceed 10% of a participant's eligible compensation. Compensation is defined as all regular straight time gross earnings, plus sales commissions and sales incentives earned during the entire offering period, but exclusive of payments for overtime, shift premium, other incentive compensation, other incentive payments, bonuses, or other compensation. Payroll deductions shall commence on the first payday following the first day of the offering period and shall continue at the same percentage rate until the end of the offering period unless sooner terminated. No interest shall accrue on the payroll deductions of a participant in the 1987 Purchase Plan. At any time during the offering period, a participant may discontinue payroll deductions under the 1987 Purchase Plan without withdrawing amounts contributed through prior payroll deductions. All payroll deductions received or held by the Company under the 1987 Purchase Plan may be used by the Company for any corporate purpose, and the Company is not obligated to segregate such payroll deductions.

PURCHASE OF STOCK; GRANT OF OPTIONS

     On the first day of each offering period, each eligible employee participating in the 1987 Purchase Plan shall be granted an option (an "Option") to purchase (at the per-share option price) up to a number of shares determined by dividing such employee's payroll deductions accumulated during such offering period (not to exceed an amount equal to 10% of his or her compensation during such offering period) by the Option purchase price determined as described under "Purchase Price" above, subject to the limitations set forth in the 1987 Purchase Plan.

EXERCISE OF OPTIONS

     Unless the participant's participation is discontinued, each participant's Option for the purchase of the maximum number of full shares will be exercised automatically at the end of the offering period at the applicable price.

WITHDRAWAL

     A participant may withdraw all, but no less than all, the payroll deductions credited to his or her account under the 1987 Purchase Plan at any time prior to the last day of the offering period by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal, and his or her option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period.

     In the event that a participant fails to remain in the continuous employ of the Company for at least 20 hours per week during the offering period, such participant will be deemed to have elected to withdraw from the 1987 Purchase Plan and the payroll deductions credited to such participant's account will be returned to such participant and his or her Option will be automatically terminated.

     A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the 1987 Purchase Plan or in any similar plan which may be adopted by the Company.

TERMINATION OF INTERRUPTION OF EMPLOYMENT

     Upon termination or interruption of a participant's employment for any reason, including retirement or death, prior to the last day of the offering period, the payroll deductions credited to the participant's account will be returned to such participant, or, in the case of the participant's death, to the person or persons entitled thereto as specified in the participant's subscription agreement, and his or her Option will be automatically terminated.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

     In the event any change, such as a stock split or payment of a stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of additional consideration by the Company, an appropriate adjustment will be made in the shares subject to purchase and in the purchase price per share, subject to any required action by the stockholders. In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the participant shall have the right to exercise the Option as to all of the optioned stock, including shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option will terminate upon the expiration of such period.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number of shares available for grant, as well as the price per share of Common Stock covered by each outstanding Option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

NONASSIGNABILITY

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive shares under the 1987 Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent, and distribution or as provided in the 1987 Purchase Plan) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the 1987 Purchase Plan.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may at any time or from time to time amend or terminate the 1987 Purchase Plan, except that such termination shall not affect Options previously granted nor may any amendment make any change in an Option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the 1987 Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved for issuance under the 1987 Purchase Plan, permit payroll deductions at a rate in excess of 10% of the participant's compensation as defined in the 1987 Purchase Plan, modify the designation of the employees (or class of employees) eligible to participate in the plan, or materially increase the benefits which may accrue to participants under the 1987 Purchase Plan. The 1987 Purchase Plan shall continue in effect until August 2007, unless sooner terminated as described above.

TAX INFORMATION

     The 1987 Purchase Plan and the right of participants to make purchases thereunder is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the Option or the purchase of shares. A participant may become liable for tax upon disposition of the shares acquired, as follows.

     If the shares are sold or disposed of (including by way of gift) at least two years after the offering date (the first day of the offering period during which shares were purchased) and more than one year after the date on which shares were transferred to the employee, then the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares subject to the Option (the "Option Price") or (b) 15% of the fair market value of the shares on the offering date, will be treated as ordinary income to the participant. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold and the sales price is less than the Option Price, there is no ordinary income and the participant has a capital loss for the difference.

     If the shares are sold or disposed of (including by way of gift or by exchange in connection with the exercise of an incentive stock option) before the expiration of the holding periods described above, then the excess of the fair market value of the shares on the date of Option exercise over the Option Price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. Any gain or loss also recognized in connection with any such sale or exchange will be treated as capital gain or loss and will be treated as short-term capital gain or loss if the shares have been held less than one year.

     If shares are sold or disposed of before the expiration of the statutory holding periods, the Company is generally entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant in connection with such sale or disposition.

     The foregoing summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the 1987 Purchase Plan does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax implications of a participant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

PARTICIPATION IN THE 1987 PURCHASE PLAN

     Eligible employees participate in the 1987 Purchase plan voluntarily and each such employee determines his or her level of payroll deductions within the guidelines fixed by the 1987 Purchase Plan. Accordingly, future purchases under the 1987 Purchase Plan are not determinable at this time.

        PROPOSAL FOUR -- APPROVAL OF THE 1998 DIRECTOR STOCK OPTION PLAN

     On January 14, 1998, the Board of Directors adopted the 1998 Director Stock Option Plan (the "Director Plan") and reserved 170,000 shares of Common Stock for issuance thereunder subject to stockholder approval. As of the Record Date, no options to purchase stock had been granted pursuant to the Director Plan.

     The Director Plan is intended to replace the 1988 Director Stock Option Plan which, along with the remaining 170,632 shares reserved for issuance thereunder, will terminate upon stockholder approval of the Director Plan. The terms of the proposed Director Plan are substantially similar to those of the 1988 Director Stock Option Plan.

STOCKHOLDER PROPOSAL

     At the Annual Meeting, the stockholders are being requested to approve the adoption of the 1998 Director Stock Option Plan and the reservation of 170,000 shares of Common Stock for issuance thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve the adoption of the 1998 Director Stock Option Plan. THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 1998 DIRECTOR STOCK OPTION PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE 1998 DIRECTOR STOCK OPTION PLAN. APPROVAL OF THE 1998 DIRECTOR STOCK OPTION PLAN WILL MAKE EFFECTIVE THE TERMINATION OF THE 1988 DIRECTOR STOCK OPTION PLAN AND THE CANCELLATION OF APPROXIMATELY 170,000 SHARES RESERVED FOR ISSUANCE THEREUNDER.

SUMMARY OF THE DIRECTOR PLAN

     The discussion set forth below is qualified in its entirety by reference to the 1998 Director Stock Option Plan, a copy of which is attached hereto as Appendix A.

     General. The purpose of the Director Plan is to attract and retain the best available personnel for positions for service as non-employee directors of the Company, to provide additional incentive to the non-employee directors of the Company and to encourage their continued service on the Board of Directors.

     Administration. The Director Plan provides for grants of options to be made in the following ways. Each non-employee director is automatically granted an option to purchase 20,000 shares (the "First Option") upon the date on which such individual first becomes a director, whether through election by the stockholders of the Company or by appointment by the Board in order to fill a vacancy. In addition, each non-employee director is automatically granted an option to purchase 5,000 shares (the "Subsequent Option") on the day of the annual stockholder meeting at which the director is reelected to an additional term. However, for the first grant of a

Subsequent Option, the non-employee director receives a pro-rated grant which reflects the portion of the year up through the date of re-election that he or she has served as a director. The Board may, at any time, amend the Director Plan to increase or decrease the number of shares subject to either the First Option or the Subsequent Option without obtaining stockholder approval.

     Eligibility. Only non-employee directors of the Board of Directors of the Company are eligible to receive nonstatutory stock options under the Director Plan.

     Terms and Conditions of Options. Each option is evidenced by a director option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

     (a) Exercise Price. The exercise price of options granted under the Director Plan is 100% of the fair market value per share of the Common Stock on the date of grant, generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

     (b) Exercise of Option. The First Option shall vest as to 25% of the optioned stock one year from the date of grant, and 1/48th of the optioned stock each month thereafter, provided the person continues to serve as a director on such dates. The Subsequent Option shall vest as to 1/12th of the optioned stock at the end of each month beginning after all prior option grants under the Director Plan have vested, provided the person continues to serve as a director on such dates. However, the first Subsequent Option shall vest at a rate equal to the number of shares subject to the first Subsequent Option divided by the number of months from the date the director became an non-employee director to the date of the stockholder's meeting at which the director was granted the first Subsequent Option.

     (c) Forms of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Director Plan permits payment to be made by cash, check, other shares of Common Stock of the Company (with some restrictions), cashless exercises or any combination thereof.

     (d) Term of Option. The term of any option shall be ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

     (e) Suspension or Termination of Option. If the President or his designee reasonably believes that an optionee has committed an act of misconduct, the President or his designee may suspend the optionee's right to exercise his or her options pending a determination by the Board. If the Board determines an optionee has committed an act of misconduct, neither the optionee nor his or her estate shall be entitled to exercise any of his or her options. The optionee has a right to appear and present evidence at a hearing before a committee of the Board at such determination.

     (f) Termination of Directorship. If an optionee's status as a director terminates for any reason (other than death or disability), then all options held by the optionee under the Director Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option for up to three (3) months following the termination or for such other period of time as determined by the Board. If a sale of optioned stock would subject the optionee to liability under Section 16 of the Securities and Exchange Act of 1934, the option will terminate on the earlier of (i) the fifteenth day after the last day upon which such sale would result in liability or (ii) two hundred ten (210) days following the date of termination of the optionee's directorship.

     (g) Death or Disability. If an optionee's status as a director terminates as a result of disability, then all options held by such optionee under the Director Plan expire on the earlier of (i) 3 months from the date of such termination or (ii) the expiration date of such option. If an optionee's status as a director terminates as a result of death, then all options held by such optionee under the Director Plan expire on the earlier of (i) 6 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

     (h) Nontransferability of Options. Options granted under the Director Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

     (i) Other Provisions. The director option agreement may contain other terms, provisions and conditions not inconsistent with the Director Plan as may be determined by the Administrator.

     Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Director Plan, the number and class of shares of stock subject to any option outstanding under the Director Plan, and the exercise price of any such outstanding option.

     In the event of a proposed liquidation or dissolution, any unexercised options will terminate prior to such action. The Board may give the optionee the right to exercise any unexercised options prior to their termination.

     In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted for by the successor corporation. If an option is assumed or substituted for by the successor corporation, it shall continue to vest as provided in the Director Plan. However, if a non-employee director's status as a director of the Company or the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the non-employee director, each option granted to such non-employee director shall become fully vested and exercisable. If the successor corporation does not agree to assume or substitute for the option, each option shall become fully vested and exercisable for a period of thirty days from the date the Board notifies the optionee of the option's full exercisability, after which period the option shall terminate.

     Amendment and Termination of the Director Plan. The Board may amend, alter, suspend or terminate the Director Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the Director Plan to the extent necessary to comply with applicable laws. No such action by the Board or stockholders may alter or impair any option previously granted under the Director Plan without the written consent of the optionee.

FEDERAL INCOME TAX CONSEQUENCES

     An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE DIRECTOR PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE DIRECTOR'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE DIRECTOR MAY RESIDE.

PARTICIPATION IN THE DIRECTOR PLAN

     As discussed earlier, grants under the Director Plan will be automatically made on the date on which an individual first becomes a director and on the date of each annual stockholder meeting at which such director is reelected to an additional term. Accordingly, the following table sets forth grants of stock options that will be received under the Director Plan during the term of such plan by (1) the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company as of December 31, 1997,
(2) all current executive officers as a group, (3) all current directors who are not executive officers as a group and (4) all employees, including all officers who are not executive officers, as a group.

                               NEW PLAN BENEFITS

                        1998 DIRECTOR STOCK OPTION PLAN

                                                              EXERCISE PRICE   NUMBER OF
                     NAME AND POSITION                         (PER SHARE)      SHARES
                     -----------------                        --------------   ---------
Rodney Smith................................................       --               --
  Chairman of the Board of Directors,
  President and Chief Executive Officer
Denis M. Berlan.............................................       --               --
  Executive Vice President -- Operations and
  Chief Operating Officer
Paul Newhagen...............................................       --               --
  Former Vice President -- Administration
Nathan Sarkisian............................................       --               --
  Vice President -- Finance and Chief Financial Officer
Erik Cleage.................................................       --               --
  Vice President -- Marketing
Executive Group (7 persons).................................       --               --
Non-Executive Officer Director Group (6 persons)............       --(1)        28,750(2)
Non-Executive Officer Employee Group........................       --               --

---------------
(1) Future exercise prices of options are unknown, as they are based upon fair market value at the date of grant.

(2) To be granted in fiscal 1998. Assumes Messrs. Clough, Ellison, Newhagen, Reed and Terry and Dr. Triant continue to serve on the Board of Directors until the dates of their respective grants. Non-employee directors will receive annual grants of 5,000 shares each on each re-election of their service as a director, provided however, that the grant on the initial re-election shall be equal to a pro rata portion of 5,000 shares based upon the portion of one year that such individual served as a director prior to the initial re-election.

                PROPOSAL FIVE -- RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of Altera Corporation for the current fiscal year ending December 31, 1998. The Company expects that a representative of Price Waterhouse LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

STOCKHOLDER PROPOSAL

     At the Annual Meeting, the stockholders are being requested to ratify the Board of Directors' selection of Price Waterhouse LLP as the Company's outside auditors for fiscal 1998.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve this proposal. THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                          For the Board of Directors
                                          ALTERA CORPORATION

                                          C. Wendell Bergere,
                                          Secretary
Dated: April 9, 1998

                                                                      APPENDIX A

                        1998 DIRECTOR STOCK OPTION PLAN

      1. PURPOSES OF THE PLAN. The purposes of this 1998 Director Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be nonstatutory stock options.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" means the common stock of the Company.

          (d) "Company" means Altera Corporation, a Delaware corporation.

          (e) "Director" means a member of the Board.

          (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems eliable; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (i) "Inside Director" means a Director who is an Employee.

          (j) "Option" means a stock option granted pursuant to the Plan.

          (k) "Optioned Stock" means the Common Stock subject to an Option.

          (l) "Optionee" means a Director who holds an Option.

          (m) "Outside Director" means a Director who is not an Employee.

          (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (o) "Plan" means this 1998 Director Stock Option Plan.

          (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

      3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 170,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

      4. ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN.

          (a) Except as otherwise provided herein, the Plan shall be administered by the Board.

          (b) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

             (i) Except as provided in Section 11(c), no person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

             (ii) Each Outside Director shall be automatically granted an Option to purchase 20,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

             (iii) Each Outside Director shall be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the day of the annual stockholder meeting at which such Outside Director is reelected to an additional term; provided, however, that for the first grant of a Subsequent Option (the "First Subsequent Option"), each Outside Director shall be automatically granted an Option to purchase the number of Shares equal to 5,000 multiplied by a fraction, the numerator of which equals the number of whole months (rounded up to the next whole month) from the date the Outside Director first became an Outside Director to the date of the annual stockholders' meeting at which the Outside Director was granted the First Subsequent Option and the denominator of which equals twelve.

             (iv) The exercise price per Share for all Options granted under the Plan shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

             (v) The terms of a First Option granted hereunder shall be as follows:

                (A) the term of the First Option shall be ten (10) years.

                (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                (C) subject to Section 10 hereof, the First Option shall become exercisable as to twenty-five percent (25%) of the Shares subject to the First Option on the first anniversary of its date of grant and as to 1/48th of the Shares subject to the First Option at the end of each month thereafter, provided that the Optionee continues to serve as a Director on such dates.

             (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                (A) the term of the Subsequent Option shall be ten (10) years.

                (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                (C) subject to Section 10 hereof, the Subsequent Option shall vest and become exercisable as to 1/12th of the Shares subject to the Subsequent Option at the end of each month beginning after all prior Option grants under the Plan have vested, provided that the Optionee continues to serve as a Director on such dates. Notwithstanding the prior sentence, the First Subsequent Option shall vest and become exercisable beginning after the Annual Option grant made under the Plan has fully vested as to an amount equal to the number of Shares subject to the First Subsequent Option divided by the number of whole months (rounded up to the nearest whole month) from the date the Outside Director first became an Outside Director to the date of the annual stockholders' meeting at which the Outside Director was granted the First Subsequent Option.

             (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

             (viii) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(h) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 4(b)of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan;
        (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; (vi) to increase or decrease the number of Shares subject to either the First Option or Subsequent Option pursuant to
        Section 11(c) herein; (vii) to increase the length of time an Option remains exercisable after the termination of an Optionee's status as a Director; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

             (ix) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

             (x) Suspension or Termination of Option. If the President or his designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before a committee of the Board.

      5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

      6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect until terminated under Section 11 of the Plan.

      7. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

      8. EXERCISE OF OPTION.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
     Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months (or such other period of time determined by the Board at the time of grant) following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term); provided, however, that in the event that a sale of the Option Stock received upon exercise of this Option would subject the Director to liability under Section 16 of the Securities and Exchange Act of 1934, as amended, then the Option will terminate on the earlier of (i) the fifteenth day after the last date upon which such sale would result in liability, or (ii) two hundred ten (210) days following the date of such termination of status as a Director. To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of an Optionee:

                (i) during the term of the Option who is at the time of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration of the Option's term), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status a Director for six (6) months after the date of death.

                (ii) within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration of the Option's term), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

      9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act, or the rules thereunder. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock including Shares as to which the Option would not otherwise be exercisable.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the

     Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or equivalent option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or equivalent option shall remain exercisable in accordance with Sections 8(b) through (d) above.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the Successor Corporation or its Parent, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the Successor Corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     11. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required including any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 10(a) of the Plan.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

          (c) Adjustment of First and Subsequent Options. The Board may, at any time, amend the Plan to increase or decrease the number of Shares subject to either the First Option or the Subsequent Option without obtaining stockholder approval.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

     13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

                               ALTERA CORPORATION

                             1996 STOCK OPTION PLAN

      1. Purposes of the Plan. The purposes of this Stock Option Plan are:

            - to attract and retain the best available personnel for positions of substantial responsibility,

            - to provide additional incentive to Employees and Consultants, and

            -     to promote the success of the Company's business.

      Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

            (f) "Common Stock" means the Common Stock of the Company.

            (g) "Company" means Altera Corporation, a Delaware corporation.

            (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

            (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

            (j) "Director" means a member of the Board.

            (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (p) "Misconduct" means the commission of any act that is inimical, contrary, or harmful to the interests of the Company (or any Parent or Subsidiary), including but not limited to (1) conduct related to employment for which either criminal or civil penalties may be sought, (2) willful violation of the Company's written policies, (3) engaging in any activity that is in competition with the Company (or any Parent or Subsidiary), or (4) unauthorized disclosure of confidential information or trade secrets of the Company (or any Parent or Subsidiary). The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Parent or Subsidiary) may consider as Misconduct for purposes of the Plan.

            (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (r) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

            (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (t) "Option" means a stock option granted pursuant to the Plan.

            (u) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (v) "Optioned Stock" means the Common Stock subject to an Option.

            (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

            (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (y) "Plan" means this 1996 Stock Option Plan.

            (z) "Retirement" means:

                  (i) a termination of Optionee's Continuous Status as an Employee or Consultant, other than for Misconduct, after attaining age fifty
(50) with at least ten (10) years of service as an Employee or Consultant of the Company rendered after attaining age forty (40); or

                  (ii) a termination of Optionee's Continuous Status as an Employee or Consultant as a result of Disability, regardless of Optionee's age, if Optionee has completed at least ten (10) years of service as an Employee or Consultant of the Company and if Optionee qualifies for Social Security disability benefits at the time of such termination.

            (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (bb) "Section 16" means Section 16 of the Securities Exchange Act of 1934, as amended.

            (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

            (dd) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 6,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

      4. Administration of the Plan.

            (a)   Procedure.

                  (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                  (ii) Administration With Respect to Directors and Officers Subject to Section 16. With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16 of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16 exempt discretionary grants and awards of equity securities are to be made, or (B) a committee or committees designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16 exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16 exempt discretionary grants and awards of equity securities are to be made.

                  (iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee or committees designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to grant options to Employees and Consultants hereunder;

                  (ii) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                  (iii) to determine the Consultants and Employees eligible to be granted Options hereunder;

                  (iv) to determine whether and to what extent Options are granted hereunder;

                  (v) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                  (vi) to approve forms of agreement for use under the Plan;

                  (vii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                  (ix) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                  (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                  (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and

                  (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

      5. Eligibility. Nonstatutory Stock Options may be granted to those Employees and Consultants selected by the Administrator. Incentive Stock Options may be granted only to those Employees selected by the Administrator. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

      6. Limitations.

            (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.

            (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

            (c) The following limitations shall apply to grants of Options to
Employees:

                  (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                  (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                  (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

      7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon its approval by the shareholders of the Company as described in
Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

      8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

      9.    Option Exercise Price and Consideration.

            (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

            (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                  (i) cash;

                  (ii) check;

                  (iii) promissory note;

                  (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                  (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                  (vii) any combination of the foregoing methods of payment;
or

                  (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Employment or Consulting Relationship.

                  (i) In General. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death, Disability, or Retirement, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for thirty (30) days following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. In the event of an Optionee's change in status from Employee to Consultant, each Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

                  (ii) Retirement of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Retirement, such Optionee's Option shall, in the sole discretion of the Administrator, and so long as no act of Misconduct is committed by Optionee, continue to vest, continue to become exercisable, and may be exercised during such period of time as is determined by the Administrator and as provided in the Option Agreement (but in no event may the Option be exercised after the expiration date of the term of such Option as set forth in the Option Agreement). If, at the end of such period of time, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. If Optionee commits an act of Misconduct, the Option shall immediately terminate, and the Shares covered by such Option shall revert to the Plan.

                  (iii) Disability of Optionee. Upon termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within three (3) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (iv) Death of Optionee. Upon the death of an Optionee:

                        (A) during the term of the Option who is at the time of his or her death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within six (6) months (or, in the case of Retirement, such longer period of time, not to exceed 12 months, as determined by the Administrator) following the date of death, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement, and only to the extent of the right to exercise the Option that would have accrued had the Optionee continued living and remained in Continuous Status as an

Employee or Consultant six (6) months after the date of death, subject to the limitation set forth in Section 6(a); or

                        (B) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after his or her termination of Continuous Status as an Employee or Consultant, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, at any time within six (6) months (or, in the case of Retirement, such longer period of time, not to exceed 12 months, as determined by the Administrator) following the date of death, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement, and only to the extent of the right to exercise the Option that had accrued at the date of termination.

            (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

            (d) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may, in the Administrator's sole discretion, be necessary and desirable to qualify thereunder for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      14. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

            (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule, or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule, or regulation.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

      15. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      16. Liability of Company.

            (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

      17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed.

                               ALTERA CORPORATION

                        1987 EMPLOYEE STOCK PURCHASE PLAN

      The following constitute the provisions of the 1987 Employee Stock Purchase Plan of Altera Corporation.

      1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2. Definitions.

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock, $0.001 par value, of the Company.

            (d) "Company" shall mean Altera Corporation, a Delaware corporation.

            (e) "Compensation" shall mean all regular straight-time gross earnings, plus sales commissions and sales incentives, but exclusive of payments for overtime, shift premium, other incentive compensation, other incentive payments, bonuses, or other compensation.

            (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (h) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

            (i) "Exercise Date" shall mean the last day of each offering period of the Plan.

            (j) "Offering Date" shall mean the first day of each offering period of the Plan.

            (k) "Plan" shall mean this Employee Stock Purchase Plan.

            (l) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      3. Eligibility.

            (a) Any person who is an Employee as of the Offering Date of a given offering period shall be eligible to participate in such offering period under the Plan, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company; or (ii) which permits his rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4. Offering Periods. The Plan shall be implemented by one offering during each six (6) month period of the Plan, commencing on or about August 16, 1988, and continuing thereafter until terminated in accordance with paragraph 19 hereof. The Board shall have the power to change the duration of offering periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

      5. Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction, on the form provided by the Company, and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering.

            (b) Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 6(c) or 10.

      6. Payroll Deductions.

            (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period in an amount not exceeding ten percent (10%) of the Compensation which he receives on such payday, and the aggregate of such payroll deductions during the offering period shall not exceed ten percent (10%) of his aggregate Compensation during said offering period.

            (b) All payroll deductions made by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

            (c) A participant may discontinue his participation in the Plan as provided in paragraph 10. A participant may also lower to zero, but not thereafter increase, the rate of his payroll deductions during the offering period by notifying the Company in writing. The decrease shall be effective fifteen (15) days following the Company's receipt of the notification. Should an eligible Employee decided to again participate in the Plan for future offering periods, he must complete and file with the Company a new authorization for payroll deduction.

      7. Grant of Option.

            (a) On the Offering Date of each offering period, each eligible Employee participating in the Plan shall be granted an option to purchase (at the per-share option price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated during such offering period (not to exceed an amount equal to ten percent (10%) of his Compensation during the applicable offering period) by the option price as defined in Section 7(b) herein, subject to the limitations set forth in Sections 3(b) and 12 hereof, and provided, however, that in no event shall such option be exercisable for a number of shares in excess of Twelve Thousand Five Hundred Dollars ($12,500) divided by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

            (b) The option price per share of the shares offered in a given offering period shall be the lower of: (i) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common

Stock, the fair market value per share shall be the mean of the bid and asked prices of the Common Stock for such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date, as reported in The Wall Street Journal.

      8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his option for the purchase of shares will be exercised automatically on the Exercise Date of the offering period, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him.

      9. Delivery. As promptly as practicable after the Exercise Date of each offering period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan at the termination of each offering period which is insufficient to purchase a full share of Common Stock of the Company shall be credited to the participant's account for the next offering period, thereby reducing the maximum amount which may be withheld from Compensation during such next offering period if it would otherwise exceed the limits set forth in paragraphs 3(b) or 6(a), or, if requested by the participant or if the participant has elected not to participate for such following period, shall be returned to said participant.

      10. Withdrawal; Termination of Employment.

            (a) A participant may withdraw all, but not less than all, the payroll deductions credited to his account under the Plan at any time prior to the Exercise Date of the offering period by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and his option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period.

            (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the offering period for any reason, including retirement or death, the payroll deductions credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option will be automatically terminated.

            (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the offering period in which the employee is a participant, he will be deemed to have elected to withdraw from the

Plan, and the payroll deductions credited to his account will be returned to him and his option terminated.

            (d) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

      11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

      12. Stock.

            (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be three million one hundred thousand (3,100,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to
Section 7(a) hereof on the Offering Date of an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby, and shall similarly reduce the rate of payroll deductions, if necessary.

            (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

            (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

      13. Administration. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

            (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

            (b) If a committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the committee.

      14. Designation of Beneficiary.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the offering period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the offering period.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant, and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      15. Transferability. Neither payroll deductions credited to a participant's account nor any rights, with regard to the exercise of an option or to receive shares under the Plan, may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

      16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

      18. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

      In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.

      The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

      19. Amendment or Termination. The Board may at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company (obtained in the manner described in paragraph 21) if such amendment would:

            (a) Increase the number of shares that may be issued under the Plan;

            (b) Permit payroll deductions at a rate in excess of ten percent (10%) of the participant's Compensation;

            (c) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

            (d) If the Company has a class of equity securities registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") at the time of such amendment, materially increase the benefits which may accrue to participants under the Plan.

      If any amendment requiring shareholder approval under this paragraph 19 of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in paragraph 21 of the Plan.

      20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      21. Shareholder Approval.

            (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.

            (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

            (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in paragraph 21(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (i) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act; or (ii) the granting of an option hereunder to an officer or director after such registration, do the following:

                  (1) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                  (2) file with, or mail for filing to, the Securities and Exchange Commission four (4) copies of the written information referred to in subsection (1) hereof not later than the date on which such information is first sent or given to shareholders.

      22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in paragraph 21. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.

                                 [ALTERA LOGO]


Altera Corporation is a world leader in one of the semiconductor industry's fastest growing segments: high density programmable logic devices (PLDs) and associated software tools for logic development. Altera PLDs are standard integrated circuits that offer significant advantages over custom logic chips such as gate arrays by helping electronics systems manufacturers shorten time-to-market and reduce development costs. Altera software design tools run on personal computers and engineering workstations. The Company's broad line of programmable logic devices and easy-to-use development tools offer customers solutions for the high speed, high density, and lower power applications that drive the electronics industry's growth. Altera products serve over 13,000 customers in three primary market areas: communications, computing, and industrial applications. The Company sells its chips worldwide and derives nearly half of its revenues from markets outside the United States. Altera common stock is traded on The Nasdaq Stock Market under the symbol ALTR. Altera's Internet Web site is located at http://www.altera.com.



                                  DETACH HERE


                                     PROXY

                               ALTERA CORPORATION
                 PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of ALTERA CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 9, 1998, and hereby appoints Rodney Smith and Nathan M. Sarkisian and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of ALTERA CORPORATION, to be held on Wednesday May 13, 1998 at 10:00 a.m., local time at 101 Innovation Drive, San Jose, California, and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.


-----------                                                         -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                         -----------

                                  DETACH HERE

[ X ] Please mark votes as
      in this example.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5.

1. Election of directors.

   Nominees:  Rodney Smith; Charles M. Clough; Michael A. Ellison;
              Paul Newhagen; Robert W. Reed; William E. Terry;
              Deborah D. Triant

   [ ] FOR ALL NOMINEES     [ ] WITHHELD FROM ALL NOMINEES

   [ ]_______________________________________
      For all nominees except as noted above

   [ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

2. To approve an amendment to the 1996 Stock Option Plan to increase from 5,300,000 to 6,500,000 the number of shares of Common Stock reserved for issuance thereunder.

               FOR               AGAINST              ABSTAIN
               [ ]                 [ ]                  [ ]

3. To approve an amendment to the 1987 Employee Stock Purchase Plan to increase from 2,800,000 to 3,100,000 the number of shares of Common Stock reserved for issuance thereunder.

               FOR               AGAINST              ABSTAIN
               [ ]                 [ ]                  [ ]

4. To approve the adoption of the 1998 Director Stock Option Plan and the reservation of 170,000 shares of Common Stock for issuance thereunder. (Approval of this plan will make effective the termination of the 1988 Director Stock Option Plan and the cancellation of approximately 170,000 shares reserved thereunder.)

               FOR               AGAINST              ABSTAIN
               [ ]                 [ ]                  [ ]

5. To ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1998.

               FOR               AGAINST              ABSTAIN
               [ ]                 [ ]                  [ ]

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the power of said attorneys-in-fact hereunder.

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property both should sign.)

Signature:________________________________________ Date:________________________

Signature:________________________________________ Date:________________________